In case of reply the                                        G.F.R.& C.B.
number and date of                                    NATIONAL COMMUNICATIONS
this letter should be               [SEAL]                   AUTHORITY
quoted                                                     P O BOX 1627
                                                              ACCRA
My Ref..............

Your Ref............
Tel 666932                     REPUBLIC OF GHANA         October 12, 1998

Fax: 233-31-238147



Mr. Murray Stark
Director of Finance
"3 E" International Corporation
P. O. Box A362
LA - Accra
Ghana


Dear Sir,

LICENCE FOR TRANSMISSION OF MMDS TELECOMMUNICATIONS
---------------------------------------------------

Kindly consider this letter as verification by "3 E"
International Corporation has been awarded a licence for the transmission of MMDS telecommunications.

On behalf of the Board, I wish to success in your endeavour.

Your faithfully,


/s/Major J.R.K. Tandoh
MAJOR J.R.K. TANDOH (RTD)
CHAIRMAN, GHANA FREQUENCY
REGISTRATION AND CONTROL BOARD



        Ex. 10(i)